UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2968

Name of Registrant: Vanguard Trustees’ Equity Fund

Address of Registrant: P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2007–April 30, 2008

Item 1: Reports to Shareholders

>  For the fiscal half-year ended April 30, 2008, Vanguard International Value Fund returned –8.3%, holding up better than both its benchmark index and the average result of peer funds.

>  Uncertainty caused by the U.S. credit crunch spilled over into other countries, weighing down all international markets.

>  The fund’s holdings in emerging economies helped to offset weakness in the European and Pacific markets.

See page 29 for a Notice to Shareholders concerning the fund’s investment advisors.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Fund Profile	12
Performance Summary	14
Financial Statements	15
About Your Fund’s Expenses	27
Trustees Approve Advisory Agreements	32
Glossary	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard International Value Fund	VTRIX	–8.3%
MSCI EAFE Index		–9.2
Average International Fund[1]		–10.5

Your Fund’s Performance at a Glance
October 31, 2007–April 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Value Fund	$48.38	$40.97	$0.940	$2.415

1  Derived from data provided by Lipper Inc.

Note: MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australasia, Far East Index.

Chairman’s Letter

Dear Shareholder,

Fallout from the U.S. credit crisis spread globally over the past six months, creating high levels of volatility and a decline in returns for international markets. Still, international equities continued to lead domestic stocks. Vanguard International Value Fund returned –8.3%, holding up better than the MSCI EAFE Index and the average performance of peer funds. The fund also outpaced the MSCI All Country World Index ex USA, a benchmark that, like International Value Fund, includes holdings in emerging markets.

Although the past few months have been a difficult period in the emerging markets, the fund’s strong stock selection in these countries helped to offset weakness in other areas—notably financials, which accounted for more than 25% of the fund’s holdings at the end of the six-month period. These stocks were hit hard by the credit crisis.

Financial issues, inflation, growth worry the world’s markets

A variety of concerns hovered over the global markets during the fiscal half-year. The United States was the epicenter of a financial upheaval that included a collapse in housing prices, related stresses on financial institutions, and an ensuing credit crunch.

At the same time, threats of inflation and slower global growth were in the air. Prices for commodities, from food to oil, continued to surge. Whether economic growth in the United States, the world’s largest economy, was simply slowing or actually reversing into recession was being debated as the period drew to a close.

Bonds led stocks as yields fell; central banks pumped in liquidity

October was a month of record highs for stocks—October 9 for U.S. stocks and October 31 for international stocks (as measured by the Dow Jones Wilshire 5000 Index and the MSCI All Country World Index ex USA, respectively). From those high points, stocks began sliding.

For the six months ended April 30, U.S. stocks returned –9.9%, international stocks –9.1%.

Around the world, large-capitalization stocks outpaced small-caps, and growth stocks outperformed their value-oriented counterparts; still, returns for all these groups were negative for the six-month span.

Bonds fared better than stocks in the United States. As yields declined and prices rose, the broad taxable bond market returned 4.1% for the six months. Tax-exempt municipal bonds posted a lackluster return of 1.5%, as investors favored higher-quality U.S. Treasury bonds.

Market Barometer
	Total Returns
	Periods Ended April 30, 2008
	Six Months	One Year	Five Years[1]
Stocks
MSCI All Country World Index ex USA (International)	–9.1%	4.1%	23.2%
Russell 1000 Index (Large-caps)	–9.5	–4.6	11.2
Russell 2000 Index (Small-caps)	–12.9	–11.0	13.8
Dow Jones Wilshire 5000 Index (Entire market)	–9.9	–4.7	11.8

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	4.1%	6.9%	4.4%
Lehman Municipal Bond Index	1.5	2.8	4.0
Citigroup 3-Month Treasury Bill Index	1.5	3.9	3.0

CPI
Consumer Price Index	2.8%	3.9%	3.2%

1  Annualized.

In an effort to help the troubled credit market, the Federal Reserve Board cut its target for the federal funds rate five times during the half-year and, in concert with other nations’ central banks, took aggressive steps to provide liquidity to the financial markets. At the end of April, the Fed lowered the target for the seventh time since last summer, to 2.0%—the lowest level since December 2004.

The global credit crisis weighed on international returns

Emerging-markets stocks—which, on average, constituted 17% of the fund’s holdings—were hit hard during the past six months, retreating sharply after years of double-digit gains. Surprisingly, these same markets were a source of strength for your fund.

The advisors’ stock selections in Asia’s and Latin America’s developing economies outperformed the returns of both emerging-and developed-market indexes. In Latin America, for example, the fund’s selections gained more than 9%. Its stocks in developing Asia declined in price, but less sharply than the broader international market indexes.

Several energy companies, including Brazil’s Petrobras, helped to boost the fund’s performance as emerging economies increased their demand for oil. The Brazilian mining firm Vale also did well, thanks to strong demand for iron ore, used in steelmaking. Samsung Electronics—South Korea’s leading manufacturer of semiconductors—

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		International
	Fund	Fund
International Value Fund	0.41%	1.48%

1  Fund expense ratio reflects the six months ended April 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

posted impressive six-month results based on rising sales of the company’s memory chips.

In developed international markets, the fund’s returns were weaker, though generally in line with or better than the returns of relevant indexes. The fund’s most heavily weighted markets, the United Kingdom and Japan, both saw significant declines in the period. European financials companies were, not surprisingly, a source of pain, as many were dragged into the U.S.-bred credit crisis. The stocks of banks such as HBOS, Barclays, and Royal Bank of Scotland all suffered heavy losses. Japanese financials, however, were up for the period, helping to soften the blow.

There was no unifying theme among the fund’s other weak performers, except that all reflected the widespread economic malaise. The U.K.’s Vodafone Group, one of the fund’s largest holdings, fell –18% for the period. Like their U.S. counterparts, U.K. pharmaceutical companies suffered declines resulting from stricter drug approval processes. Nissan, one of Japan’s largest automakers, posted disappointing returns amid decreased demand from U.S. consumers. The French company Renault, which owns a large stake in Nissan, also saw its stock fall sharply.

As was true for the fund’s emerging-markets holdings, many of the bright spots in the developed markets came from the natural resources industries. British mining companies Eurasian Natural Resources and Xstrata posted gains for the period thanks to developing nations’ increased demand for natural resources. In the consumer staples sector, packaged-food companies Nestlé, Groupe Danone, and Unilever also delivered positive results.

Diversification and long-term view can help you weather volatile times

The past several months have been hard for investors, as they watched the turmoil in the U.S. markets spread around the world. Such volatility is a good reminder of why we suggest that shareholders maintain a well-balanced and broadly diversified portfolio.

In many ways, Vanguard International Value Fund embodies a diversified approach to its area of investment. Although the fund is subject to the ups and downs of the world’s markets, it benefits from investing across developed European and Pacific economies together with emerging ones, as well as the different industry sectors. The fund’s talented set of independent advisors, with their distinct investment approaches, bring further diversification to its strategies. I’m pleased to note that, on May 16, 2008, the fund’s board of trustees added Edinburgh Partners Limited, located in Edinburgh, Scotland, as a fourth advisor, joining AllianceBernstein L.P., Hansberger Global Investors, Inc., and Lazard Asset Management LLC.

At Vanguard, we believe that wise investing means building a diversified portfolio that includes domestic and international stocks, as well as bonds and short-term reserves. Such a balanced investment program can provide some protection against market volatility while allowing you to participate in the long-term potential for growth in each asset class. As part of a well-balanced portfolio, the International Value Fund can play a useful role in helping investors work toward their long-term financial goals.

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for our clients.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president and designated him my successor as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 16, 2008

Advisors’ Report

During the six months ended April 30, 2008, Vanguard International Value Fund returned –8.3%. This performance reflects the combined efforts of your fund’s independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentages and amounts of fund assets each managed, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal half-year and of how portfolio positioning reflects this assessment. These comments were prepared on May 20, 2008.

AllianceBernstein L.P.

Portfolio Managers:

Kevin F. Simms, CFA,

Co-Chief Investment Officer,

International Value Equities

Henry S. D’Auria, CFA,

Co-Chief Investment Officer,

International Value Equities

Fears that the spreading financial crisis could undermine the global economy prompted a wholesale flight from risky assets over the past few months. Despite actions by central banks and governments to restore confidence, investor sentiment remained fragile.

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	36	3,440	The advisor uses a fundamentals-based, research-
			driven approach to find companies whose long-term
			earnings power exceeds the level implied by their
			current stock price. Proprietary quantitative tools aid
			risk control and portfolio construction, helping to find
			a balanced trade-off between risk and return.
Hansberger Global Investors, Inc.	35	3,231	The advisor employs traditional, bottom-up funda-
			mental analysis to uncover undervalued investment
			opportunities. A team of analysts operating around
			the world evaluates companies from both economic
			and geographic perspectives.
Lazard Asset Management LLC	25	2,330	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal
			is to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
Cash Investments[1]	4	336	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investments in stocks. Each advisor may also maintain a modest cash position.

While the basics of the current crisis are familiar—a run-up in asset prices and debt accumulation fueled by cheap credit—two new elements characterize today’s turbulence: securitization and mark-to-market accounting. Although securitization has helped distribute risk, as intended, it has also allowed what started as a local problem in the U.S. mortgage market to quickly become a global credit crisis. Mark-to-market accounting has improved transparency, but it has also fed a vicious downward spiral in asset prices.

Although crises inflict severe pain as they are unfolding, experience shows that they eventually pass. More important, we believe that lack of discrimination in the recent sell-off is creating significant pricing distortions that can be exploited by equity investors prepared to take a long-term view.

Assessing the impact of the credit crisis on our financial holdings has naturally been a top research priority. We constantly monitor our positions and have spent considerable time stress-testing the ability of these companies’ balance sheets to withstand credit losses. While we anticipate further credit-related losses, we remain comfortable that our exposure to the sector reflects a proper balance between return potential and risks. We’ve been adding to holdings where our research has detected compelling value opportunities; among the most attractive are U.K.-based mortgage lender HBOS and South Korea’s Woori Finance.

We also see opportunities in some oil companies. Despite the run-up in oil prices, energy stocks have not risen by the same magnitude. We expect oil prices to fall from their recent peaks as weaker demand helps rebuild inventories, but constraints all along the supply chain should keep prices relatively high for the next several years. Thus, we have been increasing exposure to firms that will benefit from this environment, including Royal Dutch Shell, Petro-Canada, and Norway’s StatoilHydro. We are also trimming some holdings, such as Petrobras, as they reach our estimate of fair value.

Certain financial holdings, together with the portfolio’s above-market exposure to the financials sector, were among the largest detractors from our performance over the period. While aware of near-term risks, we continue to believe that our financial holdings will generate significant outperformance over time.

Other prominent detractors included Nissan and Renault. Nissan fell on worries about the softening U.S. car market and a higher yen. Renault, which owns 44% of Nissan, suffered by association. Our research suggests that both companies represent attractive value opportunities, even if demand weakens in the near term.

Partially offsetting these detractors were gains by a number of industrial commodities stocks. These included Xstrata as well as the Brazilian steelmakers Usiminas and Gerdau, which benefited from continued robust demand. Technology stocks Samsung and Hynix Semiconductor also did well, as did several energy holdings.

Hansberger Global Investors, Inc.

Portfolio Managers:

Ronald Holt, CFA, CEO and Co-Chief Investment Officer—Value Team

Aureole L.W. Foong, Managing Director, Emerging Markets Research

Over the past six months, global equity markets declined and volatility increased as the U.S. credit crunch spread globally. Despite a string of monetary and fiscal policy responses by U.S. authorities and their international counterparts, many investors feared that the bursting of the U.S. housing bubble and high levels of consumer indebtedness would eventually have negative implications for economic growth in the United States and abroad.

As interest rates in the United States declined and growth prospects deteriorated, the U.S. dollar also came under renewed pressure against most major currencies. Although the dollar’s decline supported international equity markets, it also presented a challenge to policymakers, who feared that it could stoke inflation.

While most sectors in our benchmark index declined during the half-year, the energy and materials sectors posted marginal gains. Our portfolio benefited from slightly overweighted positions and positive stock selection in both sectors. Key holdings that performed well included the Russian steel company Evraz Group, the Brazilian energy company Petrobras, and the U.K.-based miner Eurasian Natural Resources.

Despite slower growth prospects in the United States, demand from emerging-market economies for oil, natural gas, iron ore, and many other commodities stayed largely on track. The U.S. dollar’s weakness also supported prices for commodities, many of which are priced in dollars. Our holdings in the energy and materials sectors benefited from these trends.

Broadly speaking, investments in the financials sector posted negative returns during this period. Collectively, however, our investments in the sector outperformed the same sector in the benchmark. Japanese financials, such as Sumitomo Trust & Banking and Promise Company, were key positive contributors to performance.

Offsetting these bright spots, however, were many of our investments in U.K. and European financials. Investments in companies such as HBOS, Old Mutual,

and Anglo Irish Bank suffered as their businesses were hurt by the fallout from the U.S. subprime-lending crisis.

Our investments in the industrials sector also detracted from performance. Several key investments in the sector were hard hit by concerns that a slower global economy and high raw-material prices would weaken their long-term earnings outlook. Ireland-based Ryanair Holdings and Germany-based Siemens were two examples.

We anticipate that the effects of the credit crisis, rising inflation, and slower economic growth in some regions will create challenges for equity investors in the coming months. However, with that said, we believe that global gross domestic product will still grow in mid-single digits in 2008 as a result of good prospects in the emerging markets. In recent months, we have trimmed many holdings in these markets, but we have also opportunistically added several new stocks that declined during the recent market volatility.

We have also been slowly adding to our financials holdings globally. Although the fundamentals for companies in this sector remain challenging, the recent market weakness has created extremely attractive valuations in some cases.

Lazard Asset Management LLC

Portfolio Managers:

Gabrielle Boyle, Senior Managing Director

Michael Powers, Managing Director

Global equity markets remained highly volatile as the continued unrest in credit markets, coupled with worries that the seemingly faltering U.S. economy might lead the global economy into a slowdown, unnerved investors. However, our portfolio defended itself well in this uncertain environment thanks to strong stock selection.

Of particular note was our stock-picking in banks and insurance companies, as well as in the utilities and industrials sectors. Our substantially overweighted exposure to the defensive consumer staples sector also proved highly beneficial. On the other hand, against a backdrop of continued strength in commodity prices, our significantly underweighted positioning in materials hurt us, as this sector performed well in relative terms. Our stock selection within the energy sector also hampered overall performance.

From a regional perspective, our stock-picking within Europe added considerable value. Also helpful was our underweighted positioning in the poorly performing emerging markets of Asia. A lack of exposure to the weak Chinese market proved especially beneficial.

The portfolio’s robust showing in consumer staples was founded on our overweighted exposure to food, beverage, and tobacco stocks. Our positions in Nestlé, British American Tobacco, Groupe Danone, and Unilever all did quite well. Nestlé, for example, reported better-than-expected earnings along with strong sales growth and continued margin expansion, despite generally rising input costs. We retain a preference for stocks in this sector, appreciating their cash-generative qualities and currently finding their financial productivity to be relatively undervalued.

In financials, non-life insurer Zurich Financial Services added considerable value. The company, which avoided exposure to the U.S. subprime-mortgage crisis, reported a 14% rise in fourth-quarter profits that eclipsed analysts’ estimates, based on higher income at its property and casualty insurance division. The portfolio benefited from our low exposure to the troubled banking industry.

Elsewhere, our position in Sumitomo Mitsui Bank contributed positively, as Japan’s accelerating inflation rate led to suggestions that the nation’s economy had emerged from deflation. Our exposure to the financials sector remains significantly underweighted relative to the benchmark index.

Oil prices rose substantially during the past six months, but the portfolio’s energy holdings only started to reap the benefit toward the end of the period. Our positions in several of the integrated oil majors lagged the performance of stocks from exploration and production/services companies, which are more sensitive to oil prices. We added Brazil’s Petrobras to the portfolio near the end of the half-year, although we missed out on much of its solid performance over the past few months.

As mentioned earlier, our underweighted positioning in the materials sector hurt the portfolio. In addition to the sustained demand for raw materials from expanding emerging economies, the sector also experienced a number of supply-side shocks, such as electricity outages in South Africa, that bolstered commodity prices.

Fund Profile

As of April 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	225	1,197	2,230
Turnover Rate	38%[3]	—	—
Expense Ratio	0.41%[3]	—	—
Short-Term Reserves	1.9%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	6.3%	10.2%	8.8%
Consumer Staples	8.3	8.3	7.9
Energy	13.0	8.4	12.2
Financials	26.3	26.9	23.6
Health Care	6.9	6.2	6.6
Industrials	6.2	12.0	11.1
Information Technology	9.7	5.3	9.1
Materials	11.7	11.1	10.2
Telecommunication
Services	6.3	5.7	5.8
Utilities	5.3	5.9	4.7

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.95
Beta	1.04	0.92

Ten Largest Holdings[5] (% of total net assets)

Eni SpA	integrated oil
	and gas	2.0%
Total SA	integrated oil
	and gas	1.8
Vodafone Group PLC	wireless
	telecommunication
	services	1.6
Suez SA	multi-utilities	1.5
E.On AG	electric utilities	1.5
Royal Dutch Shell
PLC Class A	integrated oil
(Amsterdam Shares)	and gas	1.5
Samsung
Electronics Co., Ltd.	semiconductors	1.5
Nestlé SA (Registered)	packaged foods
	and meats	1.3
Allianz AG	multi-line insurance	1.2
Novartis AG (Registered)	pharmaceuticals	1.2
Top Ten		15.1%

Allocation by Region (% of equity exposure)

1  MSCI EAFE Index.

2  MSCI All Country World Index ex USA.

3  Annualized.

4  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 34.

5  The holdings listed exclude any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)
		Comparative	Broad
	Fund[1]	Index[2]	Index[3]
Europe
United Kingdom	18.4%	21.6%	15.9%
France	11.5	10.8	8.0
Germany	10.8	9.1	6.7
Switzerland	5.7	6.9	5.1
Italy	3.8	3.9	2.9
Netherlands	1.8	2.8	2.1
Spain	1.5	4.4	3.2
Finland	1.3	1.7	1.3
Other European
Markets	3.5	8.2	5.8
Subtotal	58.3%	69.4%	51.0%
Pacific
Japan	14.9%	20.6%	15.2%
Singapore	1.5	1.2	0.9
Australia	1.2	6.6	4.9
Other Pacific
Markets	0.4	2.2	1.6
Subtotal	18.0%	30.6%	22.6%
Emerging Markets
South Korea	4.2%	—	2.7%
Brazil	4.0	—	3.0
Russia	3.9	—	1.9
China	2.2	—	2.9
Taiwan	1.7	—	2.2
Luxembourg	1.1	—	0.0
Other Emerging
Markets	3.3	—	7.1
Subtotal	20.4%	—	19.8%
North America
Canada	3.3%	—	6.6%

1  Market percentages exclude currency contracts held by the fund.

2  MSCI EAFE Index.

3  MSCI All Country World Index ex USA.

See page 34 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1997–April 30, 2008

Average Annual Total Returns: Periods Ended March 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
International Value Fund[2]	5/16/1983	0.07%	23.86%	8.38%

1  Six months ended April 30, 2008.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 22 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (93.3%)[1]
Australia (0.8%)
Westpac Banking Corp., Ltd.	1,515,190	34,897
National Australia Bank Ltd.	489,021	13,846
Zinifex Ltd.	1,187,900	11,302
Macquarie Airports Group	3,112,272	9,219
Metcash Ltd.	1,887,800	7,495
		76,759
Belgium (0.7%)
^Fortis	955,666	25,936
^InBev	259,000	21,229
Solvay SA	102,000	14,925
		62,090
Brazil (3.9%)
Companhia Vale do
Rio Doce Sponsored ADR	2,554,292	81,329
Petroleo Brasileiro SA ADR	572,324	69,492
Companhia Energetica de
Minas Gerais ADR	1,982,931	40,670
Gerdau SA ADR	968,025	37,492
Banco do Brasil SA	2,142,000	37,113
Usiminas-Usinas
Siderugicas de
Minas Gerais SA Pfd.	700,425	33,669
Uniao de Bancos
Brasileiros SA GDR	187,100	27,206
Companhia Vale do
Rio Doce ADR	682,000	26,653
Companhia de
Saneamento Basico do
Estado de Sao Paulo	328,800	8,369
		361,993
Canada (3.2%)
Telus Corp.–
Non Voting Shares	1,036,201	45,981
^Bank of Nova Scotia, Halifax	686,677	32,605
^IGM Financial, Inc.	668,384	31,777

^Royal Bank of Canada	652,547	31,114
Teck Cominco Ltd. Class B	617,500	26,868
Petro-Canada	532,500	26,680
EnCana Corp.	288,500	23,275
^Canadian Imperial
Bank of Commerce	288,800	21,269
^Husky Energy Inc.	416,000	18,786
* Bombardier Inc. Class B	1,536,500	10,069
^Sun Life Financial
Services of Canada	207,480	10,031
Methanex Corp.	397,900	9,285
Inmet Mining Corp.	93,600	7,681
* HudBay Minerals, Inc.	329,700	6,220
		301,641
China (2.1%)
China Shenhua
Energy Co. Ltd. H Shares	9,531,000	43,749
China Mobile
(Hong Kong) Ltd.	2,246,500	38,656
Denway Motors Ltd.	69,498,000	35,255
China Petroleum &
Chemical Corp.	26,620,000	28,603
Cosco Pacific Ltd.	10,338,000	19,548
Weichai
Power Co., Ltd. Class H	3,020,000	16,983
* China Medical
Technologies, Inc. ADR	433,140	16,199
		198,993
Denmark (0.1%)
Carlsberg A/S B Shares	77,725	10,312

Finland (1.2%)
Nokia Oyj	2,250,700	67,666
Stora Enso Oyj R Shares	1,951,300	23,978
Fortum Oyj	548,800	23,216
		114,860
France (10.8%)
Total SA	2,029,008	169,962
Suez SA	2,037,493	143,566
BNP Paribas SA	859,944	91,674
Sanofi-Aventis	921,104	71,000
Carrefour SA	997,889	70,001
Societe Generale Class A	557,885	64,807

		Market
		Value•
	Shares	($000)
^AXA	1,686,712	62,320
* Groupe Danone	694,000	61,094
^Schneider Electric SA	370,114	45,038
Renault SA	423,200	43,131
Societe Television
Francaise 1	1,583,167	33,269
* Vivendi SA	769,346	31,018
Credit Agricole SA	878,086	29,388
^Lagardere S.C.A.	410,100	29,238
Pinault-Printemps-
Redoute SA	223,658	28,917
* Societe Generale—New	139,471	16,159
Compagnie Generale
des Etablissements
Michelin SA	175,100	15,892
Air France	91,200	2,819
		1,009,293
Germany (10.2%)
^E.On AG	693,300	140,633
Allianz AG	554,800	112,731
Siemens AG	718,389	84,056
Adidas AG	1,150,140	72,971
^BASF AG	449,500	63,905
Muenchener
Rueckversicherungs-
Gesellschaft
AG (Registered)	330,600	63,693
Deutsche Bank AG	449,000	53,540
SAP AG	1,007,483	50,421
Deutsche Post AG	1,501,400	46,609
Commerzbank AG	1,249,438	44,788
^Deutsche Lufthansa AG	1,561,100	40,900
^Bayer AG	451,974	38,271
^Merck KGaA	243,900	34,539
RWE AG	263,790	30,336
Henkel AG & Co. KGaA Pfd.	493,746	20,933
Daimler AG (Registered)	265,400	20,637
Fresenius AG Pfd.	205,137	16,942
Fresenius Medical Care AG	201,000	10,608
^Suedzucker AG	401,600	9,140
		955,653
Greece (0.3%)
Folli-Follie SA	1,053,495	32,221

Hong Kong (0.4%)
China Netcom
Group Corp.
Hong Kong Ltd.	12,330,000	37,248

India (0.9%)
Infosys
Technologies Ltd. ADR	1,294,057	56,537
State Bank of India GDR	258,600	23,813
		80,350
Indonesia (0.2%)
PT Telekomunikasi
Indonesia ADR	555,200	21,553

Ireland (0.5%)
CRH PLC	1,108,200	42,377

Israel (0.1%)
Bank Hapoalim Ltd.	1,800,000	7,627

Italy (3.6%)
Eni SpA	4,901,052	188,634
Unicredit SpA	10,380,899	78,237
Saipem SpA	1,070,628	46,824
Fondiari-Sai SpA	331,516	13,280
Buzzi Unicem SpA	373,500	9,498
		336,473
Japan (13.3%)
Sumitomo Mitsui
Financial Group, Inc.	10,377	89,298
Canon, Inc.	1,712,150	86,083
Nintendo Co.	145,200	80,263
Sumitomo Trust &
Banking Co., Ltd.	7,576,000	68,116
Mitsubishi UFJ
Financial Group	4,642,060	51,151
JFE Holdings, Inc.	905,900	49,768
Nomura Holdings Inc.	2,745,400	47,939
Promise Co., Ltd.	1,479,100	46,873
Toshiba Corp.	5,098,000	42,322
THK Co., Inc.	1,794,500	39,908
Mitsui OSK Lines Ltd.	2,833,000	39,115
Mitsui & Co., Ltd.	1,581,000	37,131
Orix Corp.	202,120	36,565
Nissan Motor Co., Ltd.	4,095,200	36,519
Shin-Etsu
Chemical Co., Ltd.	570,600	35,332
Nippon Telegraph and
Telephone Corp.	8,005	34,475
Bank of Yokohama Ltd.	4,691,000	34,447
Nidec Corp.	446,000	33,697
Tokyo Electric Power Co.	1,310,400	33,476
Yaskawa Electric Corp.	3,202,000	32,466
Fujitsu Ltd.	5,001,000	31,995
Shionogi & Co., Ltd.	1,595,000	30,805
Sharp Corp.	1,827,000	30,775
Sumitomo Corp.	2,152,200	28,976
Mitsui Chemicals, Inc.	4,007,000	24,591
Inpex Holdings, Inc.	1,932	21,684
Hitachi Ltd.	3,189,000	21,508
Hoya Corp.	524,900	14,650

Toyota Motor Corp.	283,200	14,432
Kyushu Electric
Power Co., Inc.	589,800	13,425

		Market
		Value•
	Shares	($000)
Nippon Steel Corp.	2,353,000	13,244
Mitsubishi Chemical
Holdings Corp.	1,978,500	13,168
KDDI Corp.	1,507	9,681
Nippon
Mining Holdings Inc.	1,276,500	7,930
Sankyo Co., Ltd.	60,000	3,614
^EDION Corp.	330,000	3,352
		1,238,774
Luxembourg (1.1%)
ArcelorMittal (Paris Shares)	650,006	57,024
ArcelorMittal
(Amsterdam Shares)	529,199	46,408
		103,432
Malaysia (0.3%)
Bumiputra-Commerce
Holdings Bhd.	10,060,700	31,796

Mexico (0.5%)
America Movil SA de
CV Series L ADR	857,862	49,722

Netherlands (1.7%)
ING Groep NV	1,668,334	63,197
Koninklijke Ahold NV	2,191,680	32,372
TNT NV	806,100	31,141
Heineken NV	377,000	21,848
^Corporate Express	944,500	10,810
		159,368
Norway (0.9%)
*^Subsea 7 Inc.	1,921,200	50,151
StatoilHydro ASA	878,500	31,605
		81,756
Philippines (0.3%)
Philippine Long
Distance Telephone Co.	385,500	23,425

Russia (3.8%)
MMC Norilsk Nickel ADR	3,922,973	105,259
LUKOIL Sponsored ADR	1,044,601	93,869
2 Evraz Group SA GDR	582,729	60,159
OAO Gazprom
Sponsored ADR	925,137	48,951
Mobile TeleSystems ADR	376,100	29,178
Wimm-Bill-Dann Foods ADR	148,122	18,026

			355,442
	Singapore (1.4%)
	DBS Group Holdings Ltd.	4,989,301	72,998
	Singapore
	Telecommunications Ltd.	21,763,900	62,153
			135,151
South Africa (0.4%)
	Sanlan Ltd.	9,045,470	23,780
	Standard Bank Group Ltd.	901,078	10,679
			34,459
South Korea (4.1%)
	Kookmin Bank	1,350,000	94,181
	Samsung
	Electronics Co., Ltd.	108,123	76,649
*	Hynix Semiconductor Inc.	1,246,200	33,179
2	Samsung
	Electronics Co., Ltd. GDR	87,300	30,849
	Samsung
	Electronics Co., Ltd. Pfd.	58,300	30,018
	Industrial Bank of Korea	1,299,860	24,764
	POSCO	40,600	19,998
	Hyundai Mobis	200,510	18,358
	Woori Finance
	Holdings Co., Ltd.	814,150	15,995
	Hana Financial Group Inc.	339,800	15,366
	Honam Petrochemical Corp.	129,200	11,438
	Hyundai
	Motor Co., Ltd. 2nd Pfd.	267,000	9,588
			380,383
Spain (1.3%)
	Banco Santander
	Central Hispano SA	3,836,517	82,969
	Repsol YPF SA	938,900	37,933
			120,902
Sweden (0.9%)
	Svenska Cellulosa
	AB B Shares	1,678,000	28,090
	Telefonaktiebolaget LM
	Ericsson AB Class B	9,052,400	22,866
	Tele2 AB B Shares	1,024,000	22,639
	Electrolux AB Series B	394,000	5,976
			79,571
Switzerland (5.6%)
	Nestle SA (Registered)	246,950	117,864
	Novartis AG (Registered)	2,236,211	112,717
	Roche Holdings AG	644,521	106,653
	Credit Suisse
	Group (Registered)	1,419,854	79,067
	Zurich Financial Services AG	152,600	46,248
	Synthes, Inc.	232,331	31,788
	Lonza AG (Registered)	188,235	25,498
			519,835
Taiwan (1.7%)

Taiwan Semiconductor
Manufacturing Co., Ltd.
ADR	3,662,009	41,161
Asustek Computer Inc.	10,504,000	33,987
United
Microelectronics Corp.	50,169,061	30,692
Siliconware Precision
Industries Co.	10,353,879	17,465
Powerchip
Semiconductor Corp.	21,609,000	8,834
Compal
Electronics Inc. GDR	1,499,399	8,247

		Market
		Value•
	Shares	($000)
China Steel Corp.	4,477,410	7,345
China Steel Corp. GDR	191,155	6,241
		153,972
Thailand (0.2%)
PTT
Public Co. Ltd. (Foreign)	2,059,900	21,697

Turkey (0.3%)
* Turkcell Iletisim
Hizmetleri A.S.	3,540,500	28,767

United Kingdom (16.5%)
Vodafone Group PLC	46,511,497	147,193
Royal Dutch
Shell PLC Class A
(Amsterdam Shares)	3,212,400	128,755
GlaxoSmithKline PLC	4,589,668	101,529
Tesco PLC	10,592,135	89,711
HBOS PLC	8,479,091	78,283
BP PLC	5,994,100	72,635
Prudential PLC	5,224,500	70,965
BAE Systems PLC	6,822,000	62,890
Diageo PLC	2,766,500	56,424
Man Group PLC	4,686,866	53,631
Unilever PLC	1,571,200	52,733
British American
Tobacco PLC	1,401,800	52,585
BHP Billiton PLC	1,320,579	47,124
HSBC Holdings PLC
(Hong Kong Shares)	2,628,741	45,558
Royal Bank of
Scotland Group PLC	5,702,446	38,596
Xstrata PLC	458,530	35,698
Barclays PLC	3,854,600	34,853
Aviva PLC	2,751,451	34,181
British Sky
Broadcasting Group PLC	2,670,098	28,778
Associated
British Foods PLC	1,642,500	28,652
Smith & Nephew PLC	2,090,336	27,025
Reckitt
Benckiser Group PLC	441,600	25,661
Lloyds TSB Group PLC	2,979,600	25,410
British Energy Group PLC	1,650,000	24,627
Imperial Tobacco Group PLC	511,500	24,495
HSBC Holdings PLC	1,371,200	23,809
* Eurasian Natural
Resources Corp.	984,613	23,493
AstraZeneca Group PLC	494,815	20,758
ITV PLC	12,880,070	16,754
ICAP PLC	1,366,523	15,776
Royal & Sun Alliance

	Insurance Group PLC	4,587,167	12,185
	Home Retail Group	2,327,100	12,126
	Royal Dutch
	Shell PLC Class B	241,359	9,617
	Trinity Mirror PLC	1,630,100	8,738
	Cadbury Schweppes PLC	490,358	5,632
	Antofagasta PLC	228,700	3,610
	Taylor Wimpey PLC	1,167,400	2,966
	Kazakhmys PLC	40,500	1,263
			1,544,719
Total Common Stocks
(Cost $7,298,998)			8,712,614
Temporary Cash Investments (11.8%)[1]
Money Market Fund (11.4%)
3	Vanguard Market
	Liquidity Fund, 2.304%	455,677,821	455,678
3	Vanguard Market
	Liquidity Fund,
	2.304%—Note G	607,664,945	607,665
			1,063,343
		Face
		Amount
		($000)
U.S. Agency Obligation (0.4%)
4	Federal Home Loan
	Mortgage Corp.
5	2.116%, 8/29/08	40,000	39,727
Total Temporary Cash Investments
(Cost $1,103,063)			1,103,070
Total Investments (105.1%)
(Cost $8,402,061)			9,815,684
Other Assets and Liabilities (–5.1%)
Other Assets—Note C			241,897
Security Lending Collateral
	Payable to Brokers—Note G		(607,665)
Other Liabilities			(113,246)
			(479,014)
Net Assets (100%)
Applicable to 227,884,835 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			9,336,670
Net Asset Value Per Share			$40.97

At April 30, 2008, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	7,661,705	$33.62
Undistributed Net
Investment Income	74,858.33
Accumulated Net
Realized Gains	158,788.70
Unrealized Appreciation
(Depreciation)
Investment Securities	1,413,623	6.20
Futures Contracts	30,620.13
Foreign Currencies and
Forward Currency Contracts	(2,924)	(.01)
Net Assets	9,336,670	$40.97

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.2% and 7.9%, respectively, of net assets. See Note E in Notes to Financial Statements.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, the aggregate value of these securities was $91,008,000, representing 0.97% of net assets.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5  Securities with a value of $39,727,000 and cash of $4,649,000 have been segregated as initial margin for open futures contracts.

6  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

Statement of Operations

Six Months Ended
April 30, 2008
($000)
Investment Income
Income
Dividends[1]	128,910
Interest[2]	8,592
Security Lending	695
Total Income	138,197
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,494
Performance Adjustment	1,211
The Vanguard Group—Note C
Management and Administrative	8,097
Marketing and Distribution	1,052
Custodian Fees	1,026
Shareholders’ Reports	69
Trustees’ Fees and Expenses	6
Total Expenses	18,955
Expenses Paid Indirectly—Note D	(360)
Net Expenses	18,595
Net Investment Income	119,602
Realized Net Gain (Loss)
Investment Securities Sold	215,479
Futures Contracts	(67,738)
Foreign Currencies and Forward Currency Contracts	16,242
Realized Net Gain (Loss)	163,983
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,164,202)
Futures Contracts	17,308
Foreign Currencies and Forward Currency Contracts	(9,110)
Change in Unrealized Appreciation (Depreciation)	(1,156,004)
Net Increase (Decrease) in Net Assets Resulting from Operations	(872,419)

1  Dividends are net of foreign withholding taxes of $12,385,000.

2  Interest income from an affiliated company of the fund was $8,204,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	119,602	213,984
Realized Net Gain (Loss)	163,983	547,710
Change in Unrealized Appreciation (Depreciation)	(1,156,004)	1,350,499
Net Increase (Decrease) in Net Assets Resulting from Operations	(872,419)	2,112,193
Distributions
Net Investment Income	(201,041)	(151,772)
Realized Capital Gain[1]	(516,504)	(533,615)
Total Distributions	(717,545)	(685,387)
Capital Share Transactions—Note H
Issued	961,063	2,751,856
Issued in Lieu of Cash Distributions	667,767	639,483
Redeemed[2]	(1,015,627)	(1,430,518)
Net Increase (Decrease) from Capital Share Transactions	613,203	1,960,821
Total Increase (Decrease)	(976,761)	3,387,627
Net Assets
Beginning of Period	10,313,431	6,925,804
End of Period[3]	9,336,670	10,313,431

1  Includes fiscal 2008 and 2007 short-term gain distributions totaling $109,931,000 and $95,547,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net of redemption fees of $391,000 and $623,000.

3  Net Assets—End of Period includes undistributed net investment income of $74,858,000 and $158,534,000.

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$48.38	$41.70	$33.30	$28.36	$24.54	$18.92
Investment Operations
Net Investment Income	.540	1.020	1.00[1]	.63	.48	.48
Net Realized and Unrealized Gain (Loss)
on Investments	(4.595)	9.634	9.06	4.79	3.80	5.43
Total from Investment Operations	(4.055)	10.654	10.06	5.42	4.28	5.91
Distributions
Dividends from Net Investment Income	(.940)	(.880)	(.56)	(.48)	(.46)	(.29)
Distributions from Realized Capital Gains	(2.415)	(3.094)	(1.10)	—	—	—
Total Distributions	(3.355)	(3.974)	(1.66)	(.48)	(.46)	(.29)
Net Asset Value, End of Period	$40.97	$48.38	$41.70	$33.30	$28.36	$24.54

Total Return[2]	–8.32%	27.55%	31.22%	19.30%	17.68%	31.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,337	$10,313	$6,926	$3,606	$2,218	$1,511
Ratio of Total Expenses to
Average Net Assets[3]	0.41%*	0.41%	0.46%	0.50%	0.56%	0.62%
Ratio of Net Investment Income to
Average Net Assets	2.62%*	2.46%	2.61%	2.26%	1.99%	2.46%
Portfolio Turnover Rate	38%*	38%	36%	32%	74%	27%

1  Calculated based on average shares outstanding.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.01%, 0.01%, 0.00%, 0.02%, and 0.04%.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Trustees’ Equity Fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004–2007) and for the period ended April 30, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. AllianceBernstein L.P., Hansberger Global Investors, Inc., and Lazard Asset Management LLC each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein L.P. is subject to quarterly adjustments based on performance since April 30, 2004, relative to the Morgan Stanley Capital International All Country World Index excluding USA. The basic fee for Hansberger Global Investors, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. The basic fee for Lazard Asset Management LLC is subject to quarterly adjustments based on performance since July 31, 2006, relative to the Morgan Stanley Capital International All Country World Index excluding USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets before an increase of $1,211,000 (0.03%) based on performance.

In May 2008, the board of trustees announced the addition of a fourth advisor, Edinburgh Partners Limited, to manage a portion of the fund’s assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2008, the fund had contributed capital of $755,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.75% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2008, these arrangements reduced the fund’s management and administrative expenses by $257,000 and custodian fees by $103,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2008, the fund realized net foreign currency losses of $2,237,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation through October 31, 2007, on passive foreign investment company holdings at April 30, 2008, was $7,121,000, all of which has been distributed and is reflected in the balance of undistributed net income.

At April 30, 2008, the cost of investment securities for tax purposes was $8,409,182,000. Net unrealized appreciation of investment securities for tax purposes was $1,406,502,000, consisting of unrealized gains of $1,792,044,000 on securities that had risen in value since their purchase and $385,542,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2008, the aggregate settlement value of open futures contracts expiring in June 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
FTSE 100 Index	967	116,769	7,860
Topix Index	896	115,997	12,682
Dow Jones EURO STOXX 50 Index	1,775	103,935	8,021
S&P ASX 200 Index	240	31,669	2,057

At April 30, 2008, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
		Contract Amount (000)			(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
6/25/08	GBP	58,450	USD	115,309	(1,123)
6/25/08	EUR	66,029	USD	102,539	(1,269)
6/18/08	JPY	7,843,360	USD	75,279	(1,341)
6/25/08	AUD	32,927	USD	30,802	587

AUD—Australian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $222,000 resulting from the translation of other assets and liabilities at April 30, 2008.

F. During the six months ended April 30, 2008, the fund purchased $1,683,565,000 of investment securities and sold $1,801,826,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at April 30, 2008, was $584,183,000, for which the fund received cash collateral of $607,665,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	Shares	Shares
	(000)	(000)
Issued	23,535	64,271
Issued in Lieu of Cash Distributions	16,435	15,995
Redeemed	(25,239)	(33,181)
Net Increase (Decrease) in Shares Outstanding	14,731	47,085

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	10/31/2007	4/30/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$916.76	$1.95
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.82	2.06

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee assessed on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Notice to Shareholders

International Value Fund Adds an Investment Advisor

The board of trustees of Vanguard International Value Fund has announced the addition of Edinburgh Partners Limited (Edinburgh Partners) to the fund’s investment advisory team. The fund’s board of trustees concluded that hiring Edinburgh Partners would garner further investment capacity for the fund, which has grown considerably over the years. They further concluded that this addition represented an opportunity to expand the fund’s advisory relationships by including a new high-quality management team with an investment approach that would complement the fund’s existing three advisors and provide beneficial diversification. Adding Edinburgh Partners will allow the fund to retain its character as a diversified, value-oriented, international-equity offering.

Edinburgh Partners is an investment research and management firm based in Edinburgh, Scotland, with strong global and value-oriented investment strategies that have achieved solid performance results. Edinburgh Partners has a stable team comprising ten investment professionals with an average of over 17 years’ investment experience and proven track records. These professionals have produced strong investment returns and have posted competitive results by outperforming relevant benchmarks and competitors over the long term.

Research analysis is the primary focus of Edinburgh Partners’ investment team, whose members are responsible for different global sectors or industries. The team possesses good depth and a thorough understanding of industries and specific stocks within a given mandate. Currently, Edinburgh Partners manages assets across four mandates: International (EAFE), Global, European, and United Kingdom.

The addition of Edinburgh Partners is expected to have a modest impact on the fund’s expense ratio and may generate a modest amount of capital gains for the fund.

Additional information

The fund has entered into a new investment advisory agreement with Edinburgh Partners in addition to the fund’s current agreements with AllianceBernstein L.P., Hansberger Global Investors, Inc., and Lazard Asset Management LLC. This addition to the lineup will not affect the fund’s investment objective, policies, or strategies. The fee schedules for the other advisors have not changed. Under the new structure, a portion of the fund’s assets would be transferred to Edinburgh Partners.

Under the terms of the fund’s agreement with Edinburgh Partners, the fund will pay Edinburgh Partners a fee at the end of each of the fund’s fiscal quarters, calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the portion of the fund managed by Edinburgh Partners during the quarter. The quarterly payments to Edinburgh Partners may be increased or decreased by applying a performance adjustment based on the cumulative total return of the portion of the fund managed by Edinburgh Partners compared with that of the MSCI All Country World Index ex USA over a trailing 36-month period.

For the fiscal year ended October 31, 2007, the aggregate advisory base fee paid by the fund to the investment advisors totaled $14,307,000, representing 0.16% of the fund’s average net assets, before a performance-based increase of $1,275,000 (0.01%). With the addition of Edinburgh Partners, the fund’s total annual investment advisory fees are expected to increase marginally to 0.18%. This does not reflect any potential adjustments based on the performance of assets managed by the advisors.

Board approval of investment advisory agreement with Edinburgh Partners Limited

The fund’s board of trustees retained Edinburgh Partners under the terms of a new investment advisory agreement. Each of the fund’s four investment advisors is responsible for managing the investment and reinvestment of its portion of the fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. Each advisor is subject to supervision and oversight by Vanguard’s Portfolio Review Department and by the officers and trustees of the fund. The board of trustees designates the proportion of fund assets to be managed by each advisor and may change these proportions at any time.

The trustees’ decision to add Edinburgh Partners to the fund’s multimanager structure was based upon the board’s most recent evaluation of the fund’s investment staff, management process, short- and long-term performance results, and current external advisory arrangements. In considering whether to approve the agreement, the board engaged in arm’s-length discussions with Edinburgh Partners and considered the following factors, among others:

• The board considered the benefits to shareholders of adding Edinburgh Partners as a new advisor to the fund, particularly in light of the nature, extent, and quality of services to be provided by Edinburgh Partners. The board concluded that it is in the best interests of fund shareholders to add a new high-quality advisor with a track record of success. The board noted that adding Edinburgh Partners as an advisor would allow the fund to retain its character as a diversified, value-oriented, international-equity offering. The four advisors should provide an attractive combination of investment approaches and should benefit fund shareholders over the long term.

•  The board analyzed the performance of other funds and accounts managed by Edinburgh Partners.

The board noted that the Edinburgh Partners International portfolio has a strong track record since inception versus international benchmarks, peers, and the existing managers in Vanguard International Value Fund.

• The board considered the advisory fee schedule and estimated expense ratio of the fund and the average advisory fee and expense ratio of the fund’s peer group. The board concluded that the addition of Edinburgh Partners would result in a modest increase of 2 basis points in the fund’s investment advisory base-fee rate, from 0.16% to 0.18%, and, therefore, would increase the fund’s expense ratio by 2 basis points. The board noted, however, that the estimated advisory fee rate and expense ratio would remain at a substantial discount to those of the fund’s peers.

• The board considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in Edinburgh Partners’ advisory fee schedule. By including asset-based breakpoints in the fee schedule, the fund’s trustees ensure that, if the portion of the fund managed by Edinburgh Partners continues to grow, investors will capture economies of scale in the form of a lower advisory fee rate.

• Based on its informed business judgment, the board concluded that the course of action in the best interests of the fund and its shareholders was to approve the agreement with Edinburgh Partners.

The new agreement will continue for three years from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s board of trustees, a majority of whom are not “interested persons” of either the fund or its advisors as defined in federal securities laws. The board may, at any time, reallocate the fund’s assets among the four advisors, or allocate assets of the fund to new investment advisors.

Background information on Edinburgh Partners Limited

Edinburgh Partners Limited is an investment research and management firm founded in 2003 and based in Edinburgh, Scotland. Edinburgh Partners is majority-owned by employees (Sandy Nairn, one of the founders, owns a controlling interest), with the remainder held by institutional investors.

The firm’s investment philosophy is based on the belief that a portfolio of companies with below-average five-year forward price/earnings (P/E) ratios will outperform the market over the long run. Therefore, the firm’s research focuses primarily on seeking to accurately forecast five-year forward P/E ratios. The security-selection process is unconstrained, portfolio holdings are concentrated, and portfolio turnover is expected to be low. Edinburgh Partner’s management style is collaborative, and decision-making is team-oriented.

As of April 30, 2008, Edinburgh Partners managed approximately $7.9 billion in assets.

The managers primarily responsible for overseeing the Edinburgh Partners portion of the fund are:

Christine Montgomery, Investment Partner with Edinburgh Partners. She has worked in investment management since 1989; has managed investment portfolios since 1995; and has co-managed the Edinburgh Partners portion of the fund since 2008. Education: M.A. Joint Honours in Economics and Accounting, University of Edinburgh.

Sandy Nairn, Investment Partner, Director and Chief Executive of Edinburgh Partners. He has worked in investment management since 1985; has managed investment portfolios since 1986; has been with Edinburgh Partners since co-founding the firm in 2003; and has co-managed the Edinburgh Partners portion of the fund since 2008. Education: B.Sc. and Ph.D. in Economics, University of Strathclyde/Scottish Business School.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard International Value Fund has renewed the fund’s investment advisory agreements with AllianceBernstein L.P., Hansberger Global Investors, Inc., and Lazard Asset Management LLC. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

AllianceBernstein. AllianceBernstein is a global asset management firm that provides diversified investment management services, including growth and value equities, blend strategies, and fixed income services, to clients worldwide. AllianceBernstein has advised the fund since 2004.

The investment team at AllianceBernstein employs a bottom-up, research-driven, and value-based investment philosophy in selecting stocks. It relies on deep investment research capabilities to understand companies and industries that may be undergoing stress, and it seeks to exploit mispricings created by investor overreaction.

Hansberger Global Investors. Hansberger specializes in managing international, global, and emerging-markets equity portfolios. The firm has advised Vanguard International Value Fund since 2000.

The advisor continues to employ a sound process, selecting companies that appear undervalued relative to their earnings power, cash flow, or asset value, and that possess a catalyst for a near-term rise in share price. The advisor’s internal research team conducts intensive fundamental analysis, including annual company visits by the firm’s analysts.

Lazard Asset Management. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income. Lazard is a subsidiary of Lazard Freres & Co., LLC, and has advised the fund since 2006.

The investment team at Lazard employs a bottom-up selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of investment research—financial screening, fundamental analysis, and accounting validation.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.
JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
With Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by
with the offering of shares of any Vanguard	calling Vanguard at 800-662-2739. The guidelines are
fund only if preceded or accompanied by	also available from the SEC’s website, www.sec.gov.
the fund’s current prospectus.	In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q462 062008

Vanguard® Diversified Equity Fund
Semiannual Report

April 30, 2008

>	Vanguard Diversified Equity Fund returned –12.0% during the six months ended April 30, 2008, trailing its benchmark index and the average return of peer-group funds.

>	Diversified Equity, and its eight underlying funds, faced a stock market that fell throughout most of the fiscal half-year, abandoning the record highs reached earlier.

>	Financials and technology stocks hurt the fund’s return, while energy stocks generally made positive contributions.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	9
About Your Fund’s Expenses	15
Trustees Approve Advisory Arrangement	17
Glossary	18

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Diversified Equity Fund	VDEQX	–12.0%
MSCI US Broad Market Index		–9.8
Average Multi-Cap Core Fund[1]		–10.3

Your Fund’s Performance at a Glance
October 31, 2007–April 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Diversified Equity Fund	$26.15	$22.33	$0.230	$0.496

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

The fiscal half-year that ended April 30 was one of the worst six-month spans for equities in several years, punishing stocks of most every size and stripe. In this tumultuous period, Vanguard Diversified Equity Fund returned –12.0%, below the –9.8% result for its benchmark index and the average –10.3% return of its mutual-fund peers.

As a “fund of funds,” Diversified Equity invests in eight Vanguard funds selected to provide broad exposure to all segments of the U.S. equity market. The funds are actively managed by highly regarded investment advisors who bring to Diversified Equity years of experience and time-tested investment approaches.

Economic anxiety weighed on U.S. and international stocks

During the half-year, the managers of all eight funds faced an environment that presented unusual challenges. The broad U.S. stock market declined nearly –10% for the period amid looming fears of an economic recession. The housing slump continued, putting additional pressure on lenders and borrowers. Home prices dropped 7.7% during the first quarter of 2008—the biggest quarterly decline in 12 years.

2

International stocks outperformed their U.S. counterparts, but just about all segments of the global equity markets recorded negative returns.

A mixed picture in bonds as the credit crunch spread

Bonds fared better than stocks during the period, though the fixed income markets were hardly an oasis of calm. The broad taxable bond market returned 4.1%. Much of the return came from U.S. Treasury bonds. Beyond Treasuries, fixed income returns were modest as the credit crisis reverberated across the lending markets.

The Federal Reserve Board responded to weakness in the credit markets—and the broad economy—with five cuts to its target for the federal funds rate. At the end of April, the Fed lowered the target to 2.0%—the lowest level since December 2004.

Tech and financial sectors slid; energy stocks were a bright spot

Seven of Diversified Equity’s underlying funds specialize in value or growth investing, while the Growth and Income Fund blends both investment approaches. Unfortunately, neither style was immune to the stock market’s slide in almost all sectors following the record high it reached on October 9, 2007.

Negative results from all eight funds led to Diversified Equity’s –12.0% return, which lagged the result for its benchmark index and the average return of peer funds by 2.2 and 1.7 percentage points, respectively.

Market Barometer
			Total Returns
		Periods Ended April 30, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–9.5%	–4.6%	11.2%
Russell 2000 Index (Small-caps)	–12.9	–11.0	13.8
Dow Jones Wilshire 5000 Index (Entire market)	–9.9	–4.7	11.8
MSCI All Country World Index ex USA (International)	–9.1	4.1	23.2

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	4.1%	6.9%	4.4%
Lehman Municipal Bond Index	1.5	2.8	4.0
Citigroup 3-Month Treasury Bill Index	1.5	3.9	3.0

CPI
Consumer Price Index	2.8%	3.9%	3.2%

1 Annualized.

3

Contributing to the underlying funds’ performance were their stock selections in the hardest-hit sectors of the market: information technology and financials. Technology firms’ consumer and business customers were scrutinizing their budgets as the economy slowed, while financial firms (typically major clients of tech firms, incidentally) were suffering from problems related to the fallout from subprime-mortgage investments. The lone bright spot—energy stocks, which significantly helped the returns of almost all of the underlying funds—couldn’t offset those negative trends.

Except for the Growth and Income Fund, which edged past its benchmark index by 0.2 percentage point, Diversified Equity’s underlying funds lagged their market benchmarks for this short time period. Vanguard Morgan™ Growth Fund came closest, trailing its index by just –0.5 point. The other shortfalls ranged from about 1 percentage point for Vanguard U.S. Growth Fund to almost 10 points for Vanguard Capital Value Fund. Significant straying from benchmarks isn’t unusual for Capital Value and some of the other funds because of the concentration of their holdings.

For the six months, the Growth and Income Fund, which uses quantitative techniques in seeking to outperform the Standard & Poor’s 500 Index, declined the least (–9.4%) in absolute terms. The Morgan Growth Fund, which combines quantitative and traditional stock-picking, posted a –10.2% return, earning

Annualized Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired	Average
	Fund Fees	Multi-Cap
	and Expenses[1]	Core Fund[2]
Diversified Equity Fund	0.37%	1.27%

1

This figure represents a weighted average of the annualized expense ratios and any fees charged by the underlying mutual funds in which the Diversified Equity Fund invests. The fund does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

2

Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007. respectable results from its relatively small materials-sector holdings but otherwise getting caught in the market’s downdraft.

4

Heavy exposure to the technology sector put pressure on the returns of the U.S. Growth, Mid-Cap Growth, and Explorer™ Funds. The Windsor™, Windsor II, and Capital Value Funds faced additional pressure because all three emphasized out-of-favor companies—the natural targets of value investing—in an environment of extreme risk-aversion among investors.

A six-month report is only part of the story

A six-month report is important, to be sure, but it is only a snapshot. It can certainly provide perspective on events that may be influencing the fund in the short term. As a verdict on the success of an investment strategy over the long term, however, six-month results are not very meaningful. It takes many snapshots to add up to a complete picture.

That is why we advise investors not to base their plans on “snapshot moments” but to consider their long-term goals and circumstances in building a broadly diversified portfolio of stock, bond, and cash reserves. The Diversified Equity Fund can play an important role within such a portfolio, providing wide exposure to actively managed stock investing.

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity

Underlying Funds: Allocations and Returns
As of April 30, 2008
	Percentage of	Total Returns for
Vanguard Fund	Diversified	Six Months Ended
(Investor Shares)	Equity’s Assets	April 30, 2008
Growth and Income	19.9%	–9.4%
Windsor	15.0	–14.8
U.S. Growth	15.0	–10.6
Windsor II	15.0	–12.7
Morgan Growth	15.0	–10.2
Explorer	10.0	–13.7
Capital Value	5.1	–19.9
Mid-Cap Growth	5.0	–11.2
Combined	100.0%	–12.0%

5

who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for them.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 19, 2008

6

Fund Profile

As of April 30, 2008

Portfolio Characteristics
		Comparative
	Fund[1]	Index[2]
Number of Stocks	1,691	3,772
Median Market Cap	$43.2B	$36.2B
Price/Earnings Ratio	17.1x	18.0x
Price/Book Ratio	2.2x	2.5x
Yield[3]	1.6%	1.9%
Return on Equity	19.3%	19.7%
Earnings Growth Rate	20.6%	20.6%
Foreign Holdings	0.0%	0.0%
Acquired Fund Fees
and Expenses[4]	0.37%	—

Allocation to Underlying Vanguard Funds

Growth and Income Fund	19.9%
Windsor Fund	15.0
U.S. Growth Fund	15.0
Windsor II Fund	15.0
Morgan Growth Fund	15.0
Explorer Fund	10.0
Capital Value Fund	5.1
Mid-Cap Growth Fund	5.0

Sector Diversification (% of equity exposure)
		Comparative
	Fund[1]	Index[2]
Consumer Discretionary	9.3%	9.5%
Consumer Staples	10.3	9.1
Energy	12.5	13.1
Financials	16.8	17.3
Health Care	13.7	11.4
Industrials	11.3	12.2
Information Technology	14.1	16.3
Materials	3.7	4.1
Telecommunication Services	3.8	3.1
Utilities	4.5	3.9

Investment Focus

1	Reflects holdings of underlying funds.
2	MSCI US Broad Market Index.
3	30-day SEC yield for the fund; annualized dividend yield for the index. See the Glossary on page 18.
4

This figure represents a weighted average of the annualized expense ratios and any fees charged by the underlying mutual funds in which the Diversified Equity Fund invests. The fund does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 10, 2005–April 30, 2008

Average Annual Total Returns: Periods Ended March 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
Diversified Equity Fund[2]	6/10/2005	–9.39%	4.19%

1	Six months ended April 30, 2008.
2

Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. Note: See Financial Highlights table on page 12 for dividend and capital gains information.

8

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Funds (99.9%)
Vanguard Growth and Income Fund Investor Shares	6,668,654	204,528
Vanguard Windsor Fund Investor Shares	10,542,306	153,918
Vanguard U.S. Growth Fund Investor Shares	8,302,913	153,770
Vanguard Windsor II Fund Investor Shares	5,234,719	153,691
Vanguard Morgan Growth Fund Investor Shares	8,368,450	153,645
Vanguard Explorer Fund Investor Shares	1,561,077	102,594
Vanguard Capital Value Fund	5,602,205	51,988
Vanguard Mid-Cap Growth Fund	2,929,002	51,228

Money Market Fund (0.2%)
[1] Vanguard Market Liquidity Fund, 2.304%	2,570,264	2,570
Total Investment Companies (Cost $1,146,442)		1,027,932
Other Assets and Liabilities (–0.1%)
Other Assets		3,636
Liabilities		(5,070)
		(1,434)
Net Assets (100%)
Applicable to 45,975,030 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,026,498
Net Asset Value Per Share		$22.33

At April 30, 2008, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	1,094,633	$23.82
Undistributed Net Investment Income	33	—
Accumulated Net Realized Gains	50,342	1.09
Unrealized Depreciation	(118,510)	(2.58)
Net Assets	1,026,498	$22.33

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

9

Statement of Operations

Six Months Ended
April 30, 2008
($000)
Investment Income
Income
Income Distributions Received	6,036
Net Investment Income—Note B	6,036
Realized Net Gain (Loss)
Capital Gain Distributions Received	61,005
Investment Securities Sold	35
Realized Net Gain (Loss)	61,040
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(153,841)
Net Increase (Decrease) in Net Assets Resulting from Operations	(86,765)

10

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,036	2,422
Realized Net Gain (Loss)	61,040	5,502
Change in Unrealized Appreciation (Depreciation)	(153,841)	27,275
Net Increase (Decrease) in Net Assets Resulting from Operations	(86,765)	35,199
Distributions
Net Investment Income	(7,361)	(1,522)
Realized Capital Gain[1]	(15,873)	(1,460)
Total Distributions	(23,234)	(2,982)
Capital Share Transactions—Note E
Issued	511,190	570,872
Issued in Lieu of Cash Distributions	22,579	2,694
Redeemed	(79,354)	(48,480)
Net Increase (Decrease) from Capital Share Transactions	454,415	525,086
Total Increase (Decrease)	344,416	557,303
Net Assets
Beginning of Period	682,082	124,779
End of Period[2]	1,026,498	682,082

1	Includes fiscal 2008 and 2007 short-term gain distributions totaling $10,753,000 and $276,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net Assets—End of Period includes undistributed net investment income of $33,000 and $1,358,000.

11

Financial Highlights

	Six Months			June 10,
	Ended	Year Ended		2005[1] to
	April 30,	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$26.15	$23.20	$20.45	$20.00
Investment Operations
Net Investment Income	.181	.232	.225	.01
Capital Gain Distributions Received	2.153	.542	.419	—
Net Realized and Unrealized Gain (Loss) on Investments	(5.428)	2.705	2.334	.44
Total from Investment Operations	(3.094)	3.479	2.978	.45
Distributions
Dividends from Net Investment Income	(.230)	(.270)	(.150)	—
Distributions from Realized Capital Gains	(.496)	(.259)	(.078)	—
Total Distributions	(.726)	(.529)	(.228)	—
Net Asset Value, End of Period	$22.33	$26.15	$23.20	$20.45

Total Return[2]	–12.02%	15.24%	14.66%	2.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,026	$682	$125	$48
Ratio of Expenses to Average Net Assets—Note B	0%[3]	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	1.18%*	0.85%	0.92%	0.10%*
Portfolio Turnover Rate	0%*	3%	16%	1%

1	Inception.
2	Total returns do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.
3	The acquired fund fees and expenses were 0.37% (annualized).
*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Trustees’ Equity Fund. The fund invests in selected Vanguard actively managed U.S. stock funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2007) and for the period ended April 30, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the six months ended April 30, 2008, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2008, the cost of investment securities for tax purposes was $1,146,442,000. Net unrealized depreciation of investment securities for tax purposes was $118,510,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended April 30, 2008, the fund purchased $498,600,000 of investment securities and sold $620,000 of investment securities other than temporary cash investments.

13

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	Shares	Shares
	(000)	(000)
Issued	22,504	22,548
Issued in Lieu of Cash Distributions	944	114
Redeemed	(3,560)	(1,955)
Net Increase (Decrease) in Shares Outstanding	19,888	20,707

14

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	10/31/2007	4/30/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$879.84	$1.73
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.02	1.86

1

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The Diversified Equity Fund’s annualized expense figure for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figure, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

Note that the expenses shown in the table on page 15 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

16

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Diversified Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since its inception in June 2005, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985, and has led the Quantitative Equity Group since 1987. Duane F. Kelly, the Vanguard principal responsible for the day-to-day management of the fund, has been with Vanguard since 1989. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since its inception in 2005, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that Vanguard has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s average weighted expense ratio (or acquired fund fees and expenses) was far below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly; however, the board noted that each underlying fund in which the Diversified Equity Fund invests pays advisory fees well below the underlying fund’s peer-group average. Information about the acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

17

Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

18

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group; Director of
Chief Executive Officer	Vanguard Marketing Corporation.
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono
Trustee since January 2001	ventures in education); Senior Advisor to Greenwich Associates (international
155 Vanguard Funds Overseen	business strategy consulting); Successor Trustee of Yale University; Overseer of
the Stern School of Business at New York University; Trustee of the Whitehead
Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and
Trustee since January 2008	Marketing Officer for North America since 2004 and Corporate Vice President of
155 Vanguard Funds Overseen	(Xerox Corporation photocopiers and printers); Director of SPX Corporation (multi-
industry manufacturing),of the United Way of Rochester, and of the Boy Scouts of
America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences,
155 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of the
University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University Center for Human Values
(1990–2004), Princeton University; Director of Carnegie Corporation of New York
since 2005 and of Schuylkill River Development Corporation and Greater
Philadelphia Chamber of Commerce since 2004; Trustee of the National
Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean and
155 Vanguard Funds Overseen	Director of Faculty Recruiting, Harvard Business School; Director and Chairman of
UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift
155 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief

Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
155 Vanguard Funds Overseen	(diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution);
Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
155 Vanguard Funds Overseen	Vanguard Group.

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard
President since March 2008	Group, Inc.,and of each of the investment companies served by The Vanguard
155 Vanguard Funds Overseen	Group since 2008;Director of Vanguard Marketing Corporation; Managing Director
of The Vanguard Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since
155 Vanguard Funds Overseen	2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group
(1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard®	>	www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, Explorer,
Morgan, Windsor, and the ship logo are trademarks
Direct Investor Account Services > 800-662-2739	of The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone for People	respective owners.
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction
with the offering of shares of any Vanguard	You can obtain a free copy of Vanguard’s proxy voting
fund only if preceded or accompanied by	guidelines by visiting our website, www.vanguard.com,
the fund’s current prospectus.	and searching for “proxy voting guidelines,” or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6082 062008

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:_____________(signature)________________

(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: June 13, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

BY:_____________(signature)________________

(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: : June 13, 2008

VANGUARD TRUSTEES’ EQUITY FUND

BY:_____________(signature)________________

(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: : June 13, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.